FORM 4 (CONTINUED)

                             Joint Filer Information
                             -----------------------


NAME OF DESIGNATED FILER:  LEON D. BLACK
DATE OF EVENT REQUIRING STATEMENT: 4/25/06
ISSUER NAME AND TICKER OR TRADING SYMBOL: ENVIRONMENTAL SOLUTIONS
  WORLDWIDE, INC. ("ESWW.OB")


Name: Leon D. Black Trust UAD 11/30/92 FBO Alexander Black
Address: 9 West 57th Street, Suite 4300, New York, NY  10019

LEON D. BLACK TRUST UAD 11/30/92 FBO ALEXANDER BLACK


Signature:  /s/ John J. Hannan
            -----------------------------------------
            Name: John J. Hannan
            Title: Trustee



Name:  Leon D. Black Trust UAD 11/30/92 FBO Benjamin Black
Address:  9 West 57th Street, Suite 4300, New York, NY  10019

LEON D. BLACK TRUST UAD 11/30/92 FBO BENJAMIN BLACK


Signature:  /s/ John J. Hannan
            -----------------------------------------
            Name: John J. Hannan
            Title: Trustee



Name:  Leon D. Black Trust UAD 11/30/92 FBO Joshua Black
Address:  9 West 57th Street, Suite 4300, New York, NY  10019

LEON D. BLACK TRUST UAD 11/30/92 FBO JOSHUA BLACK


Signature:  /s/ John J. Hannan
            -----------------------------------------
            Name: John J. Hannan
            Title: Trustee



Name:  John J. Hannan
Address:  9 West 57th Street, Suite 4300, New York, NY  10019

JOHN J. HANNAN


Signature:  /s/ John J. Hannan
            -----------------------------------------
            Name: John J. Hannan

NAME OF DESIGNATED FILER:  LEON D. BLACK
DATE OF EVENT REQUIRING STATEMENT: 4/25/06
ISSUER NAME AND TICKER OR TRADING SYMBOL: ENVIRONMENTAL SOLUTIONS
  WORLDWIDE, INC. ("ESWW.OB")


Name:  Black Family 1997 Trust
Address:  9 West 57th Street, Suite 4300, New York, NY  10019

BLACK FAMILY 1997 TRUST


Signature:  /s/ John J. Hannan
            -----------------------------------------
            Name: John J. Hannan
            Title:   Trustee



Name:  Leon D. Black Trust UAD 11/30/92 FBO Victoria Black
Address:  9 West 57th Street, Suite 4300, New York, NY  10019

LEON D. BLACK TRUST UAD 11/30/92 FBO VICTORIA BLACK


Signature:  /s/ John J. Hannan
            -----------------------------------------
            Name: John J. Hannan
            Title:   Trustee